UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2026, the Board of Directors (“Board”) of the Tennessee Valley Authority (“TVA”) approved the replacement of the Carbon-Free Performance Indicator measure and related goals under the Long-Term Incentive Plan ("LTIP") with a new Project Milestones measure and related goals for the fiscal year ("FY") 2024 - FY 2026, FY 2025 - FY 2027, and FY 2026 - FY 2028 performance cycles.

•For the FY 2024 - FY 2026 LTIP performance cycle, the calculation of the Project Milestones measure and related goals will not consider FY 2024 or FY 2025 results; rather, the Project Milestones measure and related goals will be calculated using results for FY 2026.

•For the FY 2025 – FY 2027 LTIP performance cycle, the calculation of the Project Milestones measure and related goals will not consider FY 2025 results; rather, the Project Milestones measure and related goals will be calculated using results for FY 2026 and FY 2027.

•For the FY 2026 – FY 2028 performance cycle, the calculation of the Project Milestones measure and related goals will be calculated using results for FY 2026, FY 2027, and FY 2028.

The new measure and related goals for the FY 2024 - FY 2026, FY 2025 - FY 2027, and FY 2026 - FY 2028 performance cycles are as follows:

Performance Measure	Weight	Threshold	Target	Stretch
Project Milestones (1)	20%	80%	90%	100%
Note
(1) For purposes of the Project Milestones measure and related goals, projects are defined as Board approved projects over $200 million and those considered critical to achieving TVA's mission (projects that extend the life of assets, increase capacity, connect large customers over 100 megawatts to TVA's system, or support regulatory commitments), and milestones will either be identified at the time of scorecard approval for existing projects or in preparation for project approval through TVA's portfolio management process for new projects. Project Milestones will be calculated by dividing the number of milestones completed on or ahead of schedule by the number of milestones included in the approved milestones list. Projects and milestones may be added or removed as a result of Board decisions or factors outside of management's control, such as external regulatory decisions, legal determinations, or extreme weather conditions (such as floods, wildfires, and winter storms). Changes to the approved milestones list will require approval of the Chair of the People and Governance Committee upon the recommendation of the Chief Executive Officer.

There were no other changes to the measures or goals for the FY 2024 - FY 2026, FY 2025 - FY 2027, and FY 2026 - FY 2028 performance cycles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: February 12, 2026	/s/ Thomas C. Rice
Thomas C. Rice
Executive Vice President and
Chief Financial Officer